SPINNAKER ETF SERIES
Trajan Wealth Income Opportunities ETF

Supplement dated December 13, 2024
to the Prospectus, Summary Prospectus, and
Statement of Additional Information dated February 1, 2024

The information in this Supplement should be read in conjunction with the Prospectus, Summary Prospectus, and Statement of Additional Information for the Trajan Wealth Income Opportunities ETF.
NOTICE OF LIQUIDATION OF THE TRAJAN WEALTH INCOME OPPORTUNITIES ETF. The Board of Trustees (the “Board”) of the Trajan Wealth Income Opportunities ETF (the “Fund”) approved the liquidation and dissolution of the Fund on or about  January 23, 2025 (the “Liquidation Date”).  In connection with the liquidation and dissolution, the Fund may depart from its stated investment objective as it increases its cash holdings in preparation for liquidation.  On the Liquidation Date (for settlement the date after the Liquidation Date), the Fund shall distribute pro rata to its shareholders of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Fund deem appropriate subject to ratification by the Board.  Capital gain distributions, if any, may be paid on or prior to the Liquidation Date.
After the close of business on January 20, 2025, the Fund will no longer accept creation orders or redemption orders. This is also expected to be the last day of trading of shares of on the Fund on NYSE Arca.    Shareholders should be aware that as of and after the close of business on January 20, 2025, the Fund will no longer pursue its stated investment objective or engage in any business activities except for the purpose of selling and converting into cash all of the assets of the Fund, paying its liabilities and distributing its remaining proceeds or assets to shareholders (the “Liquidating Distribution”). During the time between market close on January 20, 2025 and the Liquidation Date, shareholders will be unable to dispose of their shares on NYSE Arca.
Shareholders may sell their holdings of the Fund, incurring typical transaction fees from their broker-dealer, on NYSE Arca until market close on January 20, 2025, at which point the Fund’s shares will no longer trade on NYSE Arca and the shares will be subsequently delisted. Shareholders who continue to hold shares of the Fund on the Liquidation Date will receive a Liquidating Distribution (if any) with a value equal to their proportionate ownership interest in the Fund on that date.  Such Liquidating Distribution received by a shareholder, if any, may be in an amount that is greater or less than the amount a shareholder might receive if they dispose of their shares on NYSE Arca prior to the market close on January 20, 2025.  The Fund’s liquidation and payment of a Liquidating Distribution may occur prior to or later than the dates listed above.
Shareholders who receive a Liquidating Distribution generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares.  Please consult your personal tax advisor about the potential tax consequences.
For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain copies of the Prospectus, Summary Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27802 or calling the Fund toll-free at the number above.
Investors Should Retain This Supplement for Future Reference